Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Asset Allocation Trust (formerly Deutsche Asset Allocation Trust) of our report dated October 25, 2018, relating to the financial statements and financial highlights, which appears in DWS Multi-Asset Conservative Allocation Fund’s (formerly Deutsche Multi-Asset Conservative Allocation Fund) Annual Report on Form N-CSR for the year ended August 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 26, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Asset Allocation Trust (formerly Deutsche Asset Allocation Trust) of our report dated October 25, 2018, relating to the financial statements and financial highlights, which appears in DWS Multi-Asset Global Allocation Fund’s (formerly Deutsche Multi-Asset Global Allocation Fund) Annual Report on Form N-CSR for the year ended August 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 26, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Asset Allocation Trust (formerly Deutsche Asset Allocation Trust) of our report dated October 25, 2018, relating to the financial statements and financial highlights, which appears in DWS Multi-Asset Moderate Allocation Fund’s (formerly Deutsche Multi-Asset Moderate Allocation Fund) Annual Report on Form N-CSR for the year ended August 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 26, 2018